UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON COVERED CALL & EQUITY STRATEGY FUND
(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:_____________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 240.0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

(4) Proposed maximum aggregate value of transaction:____________________________________________________
(5) Total fee paid:__________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:______________________________________________________
(3) Filing Party:_________________________________________________________________________________
(4) Date Filed:___________________________________________________________________________________

PRELIMINARY FILING
MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

September [ ], 2023

Dear Shareholder:

The Board of Trustees of Madison Covered Call & Equity Strategy Fund, a Delaware statutory trust (the “Fund”), has called a special meeting of shareholders regarding important matters concerning the Fund. The special meeting will be held at the offices of the Fund’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 9:00 a.m. local time (the “Meeting”). The purpose of the Meeting is to approve a new investment advisory agreement between the Fund and the Adviser.

As discussed in more detail in the enclosed Proxy Statement, the existing investment advisory agreement between the Fund and the Adviser is expected to terminate on December 1, 2023 due to a proposed change of control of Madison Investment Holdings, Inc. (“MIH”), the parent company of the Adviser. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH (the “Transaction”). The change in control resulting from the Transaction will constitute an “assignment” of the existing investment advisory agreement between the Fund and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Because an investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act, the change in control will terminate the Fund’s existing investment advisory agreement and require that shareholders approve a new investment advisory agreement for the Fund. The investment management services to be provided by the Adviser under the new investment advisory agreement are substantially similar to the services provided under the existing investment advisory agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Fund’s day-to-day operations and the Fund’s investment objectives, and strategies will remain the same. Key management personnel are not expected to change, and the current portfolio managers will continue to manage the Fund.

The question-and-answer section that follows discusses the proposal. The Proxy Statement itself provides greater detail about the proposal. The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may attend the Meeting in person and vote at the Meeting on November 30, 2023, or you may authorize your vote by proxy using one of the following options:
•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone: Call the toll-free number shown on your proxy card.
Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, we ask that you authorize your vote now by proxy using one of the methods discussed above.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Patrick Ryan

Patrick Ryan
President,
Madison Covered Call & Equity Strategy Fund

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q. Why am I receiving this Proxy Statement?
A. You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning the Fund. The proposal is described below.
Q. What is the proposal about?
A. The proposal relates to the approval of a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”). As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH. The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing investment advisory agreement between the Fund and the Adviser (the “Existing Advisory Agreement”), within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, we are asking shareholders of the Fund to approve the New Advisory Agreement, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
Q. How will the Transaction and the New Advisory Agreement affect my account with the Funds?
A. The Transaction and the implementation of the New Advisory Agreement will not affect your account. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control of the Adviser. The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to the services provided under the Existing Advisory Agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Fund’s day-to-day operations and the Fund’s investment objectives, strategies, principal risks, and portfolio managers will remain the same. Neither the Fund nor the Fund’s shareholders will bear any portion of the costs associated with the Transaction.

Q. Who is paying for this Proxy Statement and for the other expenses and solicitation costs associated with the Meeting?
A. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses, including the costs of a proxy solicitor, will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $[ ].
Q. How does the Board of Trustees recommend that I vote?
A. After careful consideration, the members of the Board of Trustees, the majority of whom are independent trustees of the Fund, recommend that you vote FOR the proposal. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.
Q. Who is eligible to vote?
A. Any person who owned shares of the Fund on the “record date,” which is September 15, 2023 (the “Record Date”), is entitled to vote, even if that person has since sold those shares.
Q. How can I authorize a proxy or vote my shares?
A. You may attend the Meeting on November 30, 2023 in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):
•By mail, using the enclosed proxy card and return envelope;
•By telephone, using the phone number on your proxy card; or
•Through the Internet, using the website address on your proxy card.

Preliminary Filing
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

Notice is hereby given that a special meeting of shareholders of Madison Covered Call & Equity Strategy Fund, a Delaware statutory trust (the “Fund”), will be held at the offices of the Fund’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 9:00 a.m. local time (the “Meeting”), for the following purpose:
1.To approve a new investment advisory agreement between the Fund and the Adviser (the “Proposal”); and
2.To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees of the Fund recommends that shareholders vote FOR the Proposal.
Shareholders of record at the close of business on September 15, 2023 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about October 2, 2023.
By Order of the Board of Trustees,
/s/ Holly S. Baggot
Holly S. Baggot
Secretary, Madison Covered Call & Equity Strategy Fund
Madison, WI
September [ ], 2023
IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY
As a shareholder of the Fund, you are asked to attend the Meeting either in person or by proxy. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting.

Preliminary Filing
September [ ], 2023

MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of Madison Covered Call & Equity Strategy Fund (the “Fund”) for voting at a special meeting of shareholders of the Fund to be held on November 30, 2023, at 9:00 a.m., local time, at 550 Science Drive, Madison, Wisconsin 53711 (the “Meeting”). The Fund is a Delaware statutory trust and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Proposal described in this Proxy Statement that requires shareholder approval is as follows:

Proposal: To approve a new investment advisory agreement
between the Fund and the Adviser.

Shareholders of record at the close of business on September 15, 2023 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 30, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at the website listed on your proxy card.

Please read the Proxy Statement before voting on the Proposal. If you need additional copies of this Proxy Statement or proxy card, please contact our proxy solicitor, Computershare, toll-free at 1-866-963-5820. Additional copies of this Proxy Statement will be delivered to you promptly upon request.

For a free copy of the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2022, or the most recent Semi-Annual Report for the six-months ended June 30, 2023, please contact the Fund via telephone, toll-free at 1-800-767-0300.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT
Background
Proposal 1 relates to the approval of a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”). The Adviser is a wholly owned subsidiary of Madison Investment Holdings, Inc. (“MIH”), which itself is 100% employee owned. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors.
The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing investment advisory agreement between the Fund and the Adviser (the “Existing Advisory Agreement”), within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, shareholders of the Fund are being asked to approve the New Advisory Agreement, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
The Board, the majority of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Trustees”), approved the New Advisory Agreement at a special meeting held on September 11, 2023. The New Advisory Agreement is expected to become effective following the closing of the Transaction, subject to approval by shareholders of the Fund at the Meeting. To avoid disruption of the Fund’s investment management program, at that same meeting, the Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Fund and the Adviser, which will be effective only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the Fund with uninterrupted investment management services while the Fund continues to solicit proxies from shareholders. If the New Advisory Agreement is approved by shareholders at the Meeting, there will be no need for the Interim Advisory Agreement, and it will terminate in accordance with its terms. The terms of the Interim Advisory Agreement are the same as those of the Existing Advisory Agreement, except for the effective date and termination date. Additionally, under the Interim Advisory Agreement and in order to comply with Rule 15a-4, management fees earned by the Adviser would be held in an interest-bearing escrow account until shareholders approve the New Advisory Agreement. The Interim Advisory Agreement does not require shareholder approval.
The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to the services provided under the Existing Advisory Agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Fund’s day-to-day operations and the Fund’s investment objectives, strategies, principal risks, and portfolio managers will remain the same. Likewise, the Transaction will not result in any changes to the organization or structure of the Fund or in any of the other services provided to the Fund. The Fund will continue to employ the same independent registered public accounting firm, administrator, transfer agent, and custodian as currently utilized by the Fund.
If the New Advisory Agreement is approved by shareholders of the Fund, the Adviser will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Advisory Agreement. If shareholders do not approve the New Advisory Agreement prior to the expiration of the 150-day term of the Interim Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the Fund as it deems appropriate and in the best interests of the shareholders of the Fund.
Comparison of New Advisory Agreement and Existing Advisory Agreement
A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to, and the fee structure is identical as under, the Existing Advisory Agreement. The changes between the New Advisory Agreement and the Existing Advisory Agreement generally relate to regulatory requirements that have been enacted since the Fund first began operations, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices and to provide more specificity about the services provided by the Adviser.
The Existing Advisory Agreement was most recently renewed by the Board of Trustees at a meeting held on August 8, 2023. The Existing Advisory Agreement was last approved by shareholders of the Fund at a meeting held on December 12, 2012.

Advisory Services. The New Advisory Agreement and the Existing Advisory Agreement generally provide that the Adviser has full authority to perform the services of investment adviser and manage the investments of the Fund, including the authority to purchase and sell securities for the Fund and determine the persons with whom such securities transactions are to be made and the terms thereof, subject to oversight by the Board and compliance with the Fund’s Declaration of Trust, Bylaws and investment policies. The New Advisory Agreement and the Existing Advisory Agreement also provide that, in its capacity as investment adviser to the Fund, the Adviser is responsible to: (i) supervise and manage the investment and reinvestment of the assets of the Fund in accordance with the provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), as well as any other applicable provision of law; (ii) exercise all voting and other rights pertaining to the Fund’s securities and other assets; (iii) cause the Adviser’s officers and employees to attend meetings and furnish oral or written reports, as the Fund may reasonably request; and (iv) place all brokerage transactions on behalf of the Fund in compliance with its duty of best execution and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Agency Cross Transactions. The Existing Advisory Agreement contains a provision that permits the Adviser and its affiliates to participate in agency cross transactions in accordance with applicable provisions of the Advisers Act; provided that the Fund may revoke that permission at any time. The New Advisory Agreement does not contain a similar provision because it is unnecessary, given that if any such transaction would be proposed by the Adviser, it would need to comply with the Advisers Act regardless of whether that is stated in the agreement. Moreover, if the Adviser wanted to engage in such a transaction, the Adviser would, in practice, apprise the Board of that in advance; therefore, the provision was removed in the New Advisory Agreement.
Services Not Exclusive. The New Advisory Agreement and the Existing Advisory Agreement both provide that nothing in the Agreement shall prevent the Adviser or any officer, employee or other affiliate of the Adviser from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the agreement.

Management Fees. The fee structure is identical under the New Advisory Agreement and the Existing Advisory Agreement. For its investment management services to the Fund, the Adviser is entitled to receive a management fee, which is computed daily and paid monthly, at an annual rate equal to 0.80% of the average daily value of the Fund’s “managed assets”. For this purpose, the term “managed assets” means the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of accrued liabilities (including the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage will not be considered a liability of the Fund. For the fiscal year ended December 31, 2022, the management fees received by the Adviser from the Fund were $1,197,831.
In connection with the Board’s approval of the New Advisory Agreement, the Adviser contractually agreed to enter into an expense limitation agreement with the Fund (the “Expense Limitation Agreement”), under which the Adviser will waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total current operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation, and other “Excluded Expenses” (as defined in the Services Agreement, described below)) to the annual rate set forth in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended December 31, 2022. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.
Expenses.
•Paid by the Adviser. In addition to investment management expenses related to the Fund, under both the New Advisory Agreement and the Existing Advisory Agreement, the Adviser is responsible for the fees and expenses of any Board members and officers of the Fund affiliated with the Adviser, all costs and expenses of its employees, the rent expense of the Fund’s principal executive offices, and any other overhead incurred in connection with its duties hereunder. Under the New Advisory Agreement, the Adviser is also responsible for any promotional expenses of the Fund.
•Paid by the Fund. The New Advisory Agreement provides that the Fund will pay all of its expenses not expressly assumed by the Adviser. Such expenses include, without limitation, expenses related to the continued existence of the Fund; fees and expenses of the Board and the officers and the administrative employees of the Fund (except those affiliated with the Adviser); fees and expenses of preparing, printing, and distributing official filings, reports, and documents required pursuant to applicable state and federal securities laws and/or the rules of any self-regulatory organization (“SRO”) or stock exchange upon which the Fund’s shares are listed, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, SROs with jurisdiction over the Fund or its operations, stock exchanges upon which the Fund’s shares are listed, and similar agents; expenses related to the issuance, registration, repurchase, and exchange of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Fund, shares in the Fund, or officers, employees and agents of the Fund under applicable state and federal securities laws; expenses related to shareholder meetings and proxy solicitations and materials; interest expense, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, under the New Advisory Agreement, the Fund is responsible for all losses and liabilities incurred in the administration to the Fund and of its investment portfolio, and is also responsible for such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Fund, the indemnification of members of the Board, officers, employees, shareholders, and agents, or otherwise. The Existing Advisory Agreement does not contain a similar provision; however, under the Existing Advisory Agreement, the Adviser is responsible for the expenses listed (as described above), with the implication that the Fund is responsible for all other expenses. The New Advisory Agreement simply clarifies this.
•Administrative Services Agreement. Currently, the Fund and the Adviser are party to a separate administrative services agreement (the “Services Agreement”), pursuant to which the Adviser has agreed to provide or arrange to have a third party provide the Fund with such services as it may require in the ordinary course of its business, to the extent that the Adviser, acting as the Fund’s investment adviser, has not undertaken to provide such services. Services to the Fund include transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, under the Services Agreement, the Adviser is required to arrange and pay for independent public accounting services for audit and tax purposes, legal services, the reasonable out-of-pocket expenses of the Trust’s

Independent Trustees associated with their services to the Trust, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s Managed Assets. Not included in this fee and, therefore, the responsibility of the Fund, are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation (collectively referred to as the "Excluded Expenses"). For the fiscal year ended December 31, 2022, the service fees received by the Adviser from the Fund were $389,295. The Services Agreement will continue in effect in accordance with its terms, and will not be affected by the Transaction or the Proposal.
Limitation on Liability. The New Advisory Agreement and the Existing Advisory Agreement generally provide that the Adviser will not be liable for any act or omission or for any loss suffered by the Fund in connection with the performance of the services under the agreement, except a as a result of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser in the performance of its duties. The Existing Advisory Agreement provides that the Fund may, but is not required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser if, among other conditions, the Fund receives a written affirmation of the Adviser’s good faith belief that the standard of conduct necessary for the limitation of liability as set forth in the agreement has been met, and a written undertaking to reimburse the Fund whether or not the Adviser is deemed to have liability under the agreement. The New Advisory Agreement does not contain a similar provision because a similar concept is already contained in the Fund’s Declaration of Trust.
Term and Termination. The New Advisory Agreement is expected to become effective on December 1, 2023, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Advisory Agreement will continue for successive periods of one year, subject to approval by the Board or Fund shareholders in accordance with the 1940 Act. The Existing Advisory Agreement contains similar terms. The New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, on 60 days’

prior written notice, by the Board, by the vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, without the payment of a penalty.
Assignment. The New Advisory Agreement and the Existing Advisory Agreement provide that such agreements will automatically terminate in the event of an assignment.
Other Provisions. The New Advisory Agreement adds provisions to clarify obligations under regulatory requirements and to conform to current industry best practices, such as provisions relating to the Adviser’s adoption of business continuity, cybersecurity, disaster recovery and backup capabilities and facilities, as well as the Adviser’s compliance with U.S. anti-money laundering laws. The New Advisory Agreement also includes a provision clarifying that because the Adviser is controlled by MIH, the Adviser shares personnel and resources with MIH and its other affiliates. As such, individuals performing services for and resources utilized by, the Adviser may also perform services for and be utilized by MIH and its other affiliates. This is true currently, however, the Existing Advisory Agreement does not spell this out.
Board of Trustees Evaluation of the New Advisory Agreement
At a special meeting held on September 11, 2023, the Board of Trustees, the majority of whom are Independent Trustees, considered and approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, MIH, to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. The Transaction, which is expected to close on or about December 1, 2023, will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the Existing Advisory Agreement between the Fund and the Adviser, within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.
In addition to the New Advisory Agreement, to avoid disruption of the Fund’s investment management program, at that same meeting, the Board also approved the Interim Advisory Agreement. The Interim Advisory Agreement will be effective only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim

Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the Fund with uninterrupted investment management services while the Fund continues to solicit proxies from shareholders. If the New Advisory Agreement is approved by the shareholders of the Fund at the Meeting, there will be no need for the Interim Advisory Agreement, and it will terminate in accordance with its terms. The Interim Advisory Agreement does not require shareholder approval.
Prior to the special Board meeting, the trustees received and considered information from the Adviser designed to provide the trustees with the information necessary to evaluate the New Advisory Agreement. Before voting to approve the New Advisory Agreement, the trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year – particularly the information provided, presentations made and discussions that transpired during and in preparation for the most recent regular meeting of the Board of Trustees held on August 8, 2023, during which the Board reviewed and renewed the Existing Advisory Agreement for the Fund for another year – formed the primary (but not exclusive) basis for the Board’s determinations.
With regard to the Transaction, the trustees noted that the objective of the Transaction is to facilitate the Adviser’s succession planning by decreasing Mr. Burgess’ ownership of MIH, which will in turn increase ownership by the Adviser’s next generation of employees. The trustees also considered the fact that there will be no anticipated changes to the Fund’s day-to-day operations, investment objectives, strategies, risks or portfolio managers, and no anticipated changes to the executive management of the Adviser and/or their roles and responsibilities as a result of the Transaction. Likewise, the trustees noted that the Transaction will not result in any changes to the organization or structure of the Fund or in any of the other services provided to the Fund. The trustees also considered the fact that the Fund would not bear any costs or expenses, directly or indirectly, related to the Transaction.
In determining whether to approve the New Advisory Agreement, the trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by the Adviser with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by the Adviser; (3) comparative fee and expense data for the Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the management fee for the Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The trustees also took into account the changes to the New Advisory Agreement from the Existing Advisory Agreement, concluding that such changes are not material and were proposed primarily to conform to the services currently provided by the Adviser, regulatory requirements, and industry best practices. The Board also considered the Adviser’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Fund’s investment adviser to effect an orderly, well planned succession. In their deliberations, the trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for the Fund.
Based upon the information provided to the Board of Trustees throughout the course of the year, including a presentation to the Board by representatives of the Adviser and the supporting materials provided at the September 11, 2023 special Board meeting, the Board concluded that the New Advisory Agreement is fair and reasonable in light of the services the Adviser performs, the management fees that the Fund pays, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Advisory Agreement are summarized below.
Nature, Extent and Quality of Services Provided. The trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services will include but are not limited to investing the Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of the Fund. The trustees considered the qualifications, experience, and responsibilities of the portfolio managers of the Fund, who were expected to continue to serve under the New Advisory Agreement. The trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record, and the trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management services to the Fund. The trustees also discussed the quality of services provided to the Fund by its transfer agent, sub-administrator, and custodian as well as the various administrative services provided by the Adviser pursuant to the Services Agreement. The trustees considered representations from the Adviser that the Transaction is expected to have little impact on the day-to-day operations at the Adviser. The trustees concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.
Fund Historical Performance and the Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the trustees reviewed the performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They reviewed both long-term and short-term performance, recognizing that the performance data reflects a snapshot in time and considered that a different performance period could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.
The trustees also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, they considered the Adviser’s quarterly portfolio commentary and discussion of the Fund’s performance, as well as the overviews provided by the Adviser’s Investment Strategy Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The trustees noted the type of market environments that favor the Fund’s strategies and discussed the Fund’s performance in such market environments. Representatives of the Adviser discussed with the trustees the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The trustees also considered that sometimes, the Morningstar categories the Fund falls into do not precisely match the Fund’s investment strategy and philosophy.
Based on their review, the trustees determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.

Comparative Fee and Expense Data. In considering the Fund’s fees and expenses, the trustees reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection. The trustees noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to the Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The trustees took those fees into account and considered the differences in services and time required by the various types of clients to which the Adviser provides services, including the Fund. The trustees recognized that significant differences may exist between the services provided to one type of client and those provided to others, including the additional compliance and regulatory work associated with managing a 1940 Act fund. The trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the Fund requires. They considered that, if the services rendered by the Adviser to one type of client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the trustees noted that the fee may be lower than the fee charged to the Fund. The trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients
The trustees compared the Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The trustees noted the relatively simple expense structure maintained by the Fund, which consists of a management fee and an administrative services fee, plus expenses for Independent Trustee compensation which are not covered by the administrative services fee. The trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The trustees also considered the Expense Limitation Agreement, pursuant to which the Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to the annual rate set forth in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended December 31, 2022. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.

With regard to the administrative services provided by the Adviser under the Services Agreement, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to the Fund and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the trustees recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
While recognizing that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the trustees concluded that the Adviser’s management fee with respect to the Fund is reasonable.
Cost of Advisory Services and Profitability. The trustees considered the management fee that the Fund pays to the Adviser under the Existing Advisory Agreement, which will remain the same under the New Advisory Agreement, as well as the Adviser’s profitability from services rendered to the Fund during the 12-month period ended December 31, 2022. The trustees also noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. Following their review, the trustees concluded that the costs for services provided by, and the level of profitability to, the Adviser with respect to its management of the Fund was reasonable considering the services provided.
Economies of Scale. The trustees considered whether the Fund would benefit from any economies of scale. Because the Fund is a closed-end fund, it is unlikely that the size of the Fund will increase over time (other than through appreciation of its investments). Nevertheless, the trustees noted that at current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable to the Adviser under the New Advisory Agreement. Based on their review, the trustees concluded that the current management fee was appropriate.

Other Benefits. The trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Fund’s portfolio transactions. The trustees also considered that the Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The trustees concluded that the additional benefits the Adviser receives from its relationship with the Fund are reasonable and appropriate.
Conclusion. The trustees reached the following conclusions, among others, regarding the New Advisory Agreement: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (ii) the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant benchmark indices; (iv) the Fund’s management fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.
Information about the Fund
The Fund is a closed-end management investment company organized as a Delaware statutory trust. Madison Asset Management, LLC is the investment adviser to the Fund. The Adviser’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. In addition to investment management services, the Adviser is also responsible for managing the Fund’s administrative affairs under a separate Services Agreement, and in this capacity, oversees State Street Bank and Fund Company (“State Street”), which serves as sub-administrator to the Fund. State Street’s address is 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Fund does not place any brokerage transactions with any affiliates of the Adviser.

Information about the Adviser
The Adviser was founded in 1974, and is a wholly-owned subsidiary of Madison Investment Holdings. MIH’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. Frank Burgess is the Chairman of the Board of MIH and currently controls the Adviser by virtue of his ownership of a majority of the outstanding voting stock of MIH. As described above in the “Background” section, MIH’s ownership and control structure is scheduled to change as a consequence of the proposed Transaction. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. Officers of the Adviser who also serve as officers of the Fund do not receive compensation from the Fund for their services as officers of the Fund. Such officers consist of the following persons: Paul Lefurgey (Trustee, Vice President), Patrick Ryan (President), Greg Hoppe (Vice President, Chief Financial Officer), Holly Baggot (Secretary, Assistant Treasurer), Steve Fredricks (Chief Compliance Officer, Assistant Secretary), Terri Wilhelm (Assistant Secretary). All such officers, with the exception of Ms. Wilhelm, own shares of MIH and accordingly may be deemed to have an interest in the Proposal.
Information regarding the executive officers and directors of the Adviser can be found in the Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC. Please visit the SEC’s website at www.sec.gov and go to the Investment Adviser Public Disclosure home page to locate the Adviser’s most recently filed Form ADV. As of May 31, 2023, the Adviser and its affiliates managed approximately $22.1 billion in assets, including open-end mutual funds, a closed-end fund, separately managed accounts and wrap accounts. While the Fund’s portfolio management team is responsible for the day-to-day investment management of the Fund, the Adviser’s Investment Risk Oversight Committee oversees all investment management services provided by the portfolio management teams. This committee is comprised of senior officers and portfolio managers of the Adviser. Exhibit B contains information with respect to other funds managed by the Adviser which have a similar investment objective as the Fund.
Recommendation of the Board of Trustees
For the reasons set forth above, the Board of Trustees recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION
Voting Information
General; Record Date. The record holders of the outstanding shares of the Fund as of the close of business on September 15, 2023 (the “Record Date”) are entitled to vote at the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote per share and a fractional vote with respect to fractional shares. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing, and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the Proposal, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.
Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.
As of the Record Date, the Fund had [ ] shares issued and outstanding.
Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Fund and officers and employees of the Adviser (who will receive no extra compensation for their services) and representatives of the Fund’s proxy solicitor, Computershare, may solicit proxies by telephone, the Internet, facsimile, letter, or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $[ ].
Quorum. In order for a vote on the Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Fund eligible to vote. To have a quorum, the holders of a majority of the shares entitled to vote on the Proposal must be present in person or by proxy at the Meeting.
Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for the Proposal, abstentions and broker “non-votes” will be counted as shares present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the effect of an “against” vote on the Proposal since such shares are not voted in favor of this Proposal.
Adjournment. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve the Proposal. Under the Fund’s governing documents, any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by: (i) the vote of the majority of the shares represented at that meeting, either in person or by proxy; or (ii) in his or her discretion by the chairman of the meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. Accordingly, if a quorum is not present at the Meeting, it is expected that the holders of proxies will vote to authorize the adjournment of the Meeting in order to solicit additional proxies. Even if a quorum is present at the Meeting, but there are insufficient votes to approve the Proposal, it is also expected that the holders of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies. If the Meeting is adjourned, the adjourned meeting must be held not later than 180 days after the Record Date and may be held without further notice, other than an announcement at the Meeting in accordance with the Fund’s governing documents and as permitted under Delaware law.

Votes Required to Pass the Proposal
In order for the New Advisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
If shareholders do not approve the New Advisory Agreement, the Interim Advisory Agreement will take effect as of the date of the closing of the Transaction, providing the Fund with continued investment management services from the Adviser for up to 150 days. If the New Advisory Agreement is not approved by shareholders prior to the expiration of the Interim Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the Fund as it deems appropriate and in the best interests of the shareholders of the Fund.
Please note that if you sign, date, and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted in favor of the Proposal, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Fund’s Declaration of Trust or Bylaws to exercise dissenters’ rights of appraisal with respect to the Proposal.
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Fund, no trustee or officer of the Fund beneficially owned 1% or more of the outstanding shares of the Fund, and the trustees and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. Other than as described in the Proposal, the Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in MIH, the Adviser, or any of their respective affiliates.

As of the Record Date, to the knowledge of the Fund no person owned of record or owned beneficially more than 5% of the voting securities of the Fund.
Section 16 Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s officers and trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2022, all filings applicable to such persons were completed and filed in a timely manner.
Householding
The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial services firm.
Shareholder Proposals for Subsequent Meetings
Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2024 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by the Fund at its principal executive offices by March 3, 2024. In order for the proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals much be received by the Fund at its principal executives offices not later than the close of business on May 27, 2024, nor earlier than the close of business on April 27, 2024. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Fund’s governing documents.

Other Matters to Come Before the Meeting
No business other than the Proposal described in this Proxy Statement is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Dated: September [ ], 2023

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

EXHIBIT A
NEW INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of this [1st day of December, 2023], by and between MADISON COVERED CALL & EQUITY STRATEGY FUND, a Delaware statutory trust (the “Trust”), and MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability company having its principal place of business in Madison, Wisconsin (the “Adviser”).
WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is willing to furnish such services upon the terms and conditions herein set forth; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act.
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.Appointment and Acceptance. The Trust hereby appoints the Adviser to act as investment adviser to the Trust with respect to the investment of the Trust’s assets and to administer the day-to-day operations of the Trust. The Adviser hereby accepts such appointment.
2.Duties and Responsibilities of the Adviser.
a.Subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser shall provide a continuous investment program for the Trust, including investment research and management of the investment and reinvestment of the assets of the Trust, in accordance with: (i) the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law or regulation, including the Internal Revenue Code of 1986, as amended; (iii) the terms of the Trust’s Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”) and the Trust’s Bylaws, as amended and restated from time to time; (iv) the Trust’s investment objectives, policies and restrictions as set forth in the Trust’s registration statement on Form N-2, as amended by any subsequent communications to shareholders, including shareholder reports (the “Registration Statement”); and (v) any policies and determinations of the Board. In connection therewith, the Adviser, as agent and attorney-in-fact, shall have full authority to make decisions to purchase and sell securities and other assets for the Trust, to exercise all voting and other rights pertaining to such securities and other assets, to place the Trust’s portfolio transactions with broker-dealers, to negotiate the terms of such transactions on behalf of the Trust (subject to the provisions of Section 3 hereof), and to perform such other functions of investment management and supervision as may be directed by the Board. The Adviser also shall have the responsibility to cause the Adviser’s officers and employees to attend meetings and furnish oral or written reports, as the Trust may reasonably request.
b.The Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and SEC requirements through which the Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.
c.The Adviser has adopted and shall maintain a code of ethics complying with Rule 204A-1 of the Advisers Act.
d.To the extent prohibited by Regulation S-P, the Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) insure the security and confidentiality of records and non-public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Adviser shall treat confidentially all records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust.
e.The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Adviser agrees to comply with the Trust’s AML Policies and the AML Laws, as the same may apply to the Adviser, now and in the future, and understands and agrees that the Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.
f.The Adviser shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.
g.The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act and the rules thereunder the records required to be maintained.
3. Brokerage Commissions. In the performance of its duties under this Agreement, the Adviser shall place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this Section, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.
4. Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
5. Expenses of the Adviser. In addition to investment management expenses related to the Trust, the Adviser shall pay the fees and expenses of any Board members and officers of the Trust affiliated with the Adviser, all costs and expenses of its employees, all promotional expenses of the Trust, the rent expense of the Trust’s principal executive offices, and any other overhead incurred in connection with its duties hereunder.
6. Expenses of the Trust. Unless otherwise agreed by the parties in writing, the Trust shall pay all of its expenses not expressly assumed by the Adviser herein. Without limitation, the expenses of the Trust assumed by the Trust hereby shall include the following: expenses related to the continued existence of the Trust; fees and expenses of the Board and the officers and the administrative employees of the Trust (except those affiliated with the Adviser); fees paid to the Adviser hereunder; fees and expenses of preparing, printing, and distributing official filings, reports, and documents required pursuant to applicable state and federal securities laws and/or the rules of any self-regulatory organization (“SRO”) or stock exchange upon which the Trust’s shares are listed, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, SROs with jurisdiction over the Trust or its operations, stock exchanges upon which the Trust’s shares are listed, and similar agents; expenses related to the issuance, registration, repurchase, and exchange of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and federal securities laws; expenses related to shareholder meetings and proxy solicitations and materials; interest expense, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, the Trust shall assume all losses and liabilities incurred in the administration to the Trust and of its investment portfolio, and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of members of the Board, officers, employees, shareholders, and agents, or otherwise.

7. Compensation to the Adviser.
a.The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee, in arrears, at an annual rate equal to 0.80% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (including the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.
b.For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Board for calculating the value of the Trust’s assets or delegating such calculations to third parties.
c.From time to time, the Adviser may contractually or voluntarily agree to waive any portion of its management fee and/or reimburse the Trust’s operating expenses to ensure that the Trust’s operating expenses do not exceed certain expense limitations; provided that the Adviser does not have the right to recoup any previously waived/reimbursed fees. The Adviser also may permanently reduce the amount of the management fee under such terms as it may determine by written notice thereof to the Trust. The Adviser shall have the right to make payments out of its management fee or other resources to others, as it solely determines.
8. Limitation of Liability.
a.Adviser Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment of the Trust. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust or any shareholder may have under any federal securities or state law.

b.Trust Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Adviser agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any member of the Board, or any officer, employee, or agent of the Trust.
    9. Term of Agreement. This Agreement shall become effective as of the date hereof, and shall continue in effect for two years from the effective date. Thereafter, this Agreement shall continue for successive periods of one year if such continuation is specifically approved at least annually by: (i) the vote of a majority of the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party (the “Independent Trustees”), cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; or (ii) the vote of a majority of the outstanding voting securities of the Trust.
10. Termination. This Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Trust acting by the vote of at least a majority of the outstanding voting securities of the Trust, provided in either case that 60 days’ written notice of termination is given to the Adviser. This Agreement may also be terminated by the Adviser at any time by giving 60 days’ written notice of termination to the Trust.
11. Assignment; Amendment.
a.This Agreement shall terminate automatically in the event of any assignment of the Agreement.
b.This Agreement may be amended by the mutual consent (in writing) of the parties, provided that the terms of each such amendment shall be approved by: (i) the vote of a majority of the Board, including a majority of the Independent Trustees, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; and (ii) if necessary, the vote of a majority of the outstanding voting securities of the Trust.
12. Miscellaneous.
a.Use of the Name Madison. The Adviser has consented to the use by the Trust of the name or identifying word “Madison” in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word “Madison” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using “Madison” in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

b.Use of Terms. The terms “affiliated person,” “interested person,” “assignment,” “broker,” and “majority of the outstanding voting securities” as used herein, shall have the same meanings as in the 1940 Act and any applicable regulations thereunder.
c.Control of Adviser. The Adviser is controlled by Madison Investment Holdings, Inc. (“MIH”) located in Madison, Wisconsin. Because of this relationship, the Adviser shares personnel and resources with MIH and its other affiliates. As such, individuals performing services for, and resources utilized by, the Adviser may also perform services for and be utilized by MIH and its other affiliates.
d.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective acts.
e.Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
f.Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts and by exchange of original and/or electronic (.PDF and/or DocuSign) signature pages, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers duly authorized as of the date set forth above.

MADISON COVERED CALL & EQUITY STRATEGY FUND
By: _______________________________
Patrick F. Ryan, its President

MADISON ASSET MANAGEMENT, LLC
By: ________________________________
Steve J. Fredricks, its Chief Legal Officer

EXHIBIT B
OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
The table below provides information regarding other registered investment companies managed by the Adviser which have a similar investment objective as the Fund.

Name of Other Fund	Other Fund’s Investment Objective	Adviser’s Management Fee	Net Assets as of December 31, 2022	Has Adviser Agreed to Waive or Reduce its Management Fee under any Applicable Contract?
Madison Covered Call & Equity Income Fund	Seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.	0.85%	$148,156,022	No
Madison Covered Call ETF	Seeks to provide consistent total return and secondarily, to produce a high level of income and gains.	0.90%[1]	N/A2	No
1 Pursuant to an investment advisory agreement between the Adviser and the Madison ETFs Trust, on behalf of each series thereof (each, a “Series”), each Series has agreed to pay an annual unitary management fee to the Adviser. This unitary management fee is designed to pay each Series’ expenses and to compensate the Adviser for the services it provides to each Series. Out of the unitary management fee, the Adviser pays substantially all expenses of each Series, including the cost of investment management services, transfer agency, custody, fund administration, legal, audit and other service and license fees. The unitary fee does not cover, and therefore, each Series pays directly, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution, and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Adviser compensates investment subadvisers out of its own assets.
2 Fund had not commenced operations as of December 31, 2022.
B-1

EVERY VOTE IS IMPORTANT

MADISON COVERED CALL & EQUITY STRATEGY FUND
PO Box 43131
Providence, RI 02940-3131
VOTING OPTION:

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY
MADISON COVERED CALL & EQUITY STRATEGY FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the special meeting of shareholders of the Madison Covered Call & Equity Strategy Fund (the "Fund"), to be held on Thursday, November 30, 2023 at 9:00 a.m., local time at the offices of the Adviser, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the approval of the new investment advisory agreement. The shareholder hereby acknowledges receipt of this Notice of Special Meeting and Proxy Statement for the Special Meeting to be held on November 30, 2023.

MCC_33536_090723
PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on November 30, 2023.
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/MCNproxy

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒
A.Proposal. THE BOARD RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:
FOR AGAINST ABSTAIN
1. To approve a new investment advisory agreement between the Fund and the Adviser (the "Proposal"). ☐ ☐ ☐

B. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below.
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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